SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): June 4, 2002

                           ROHN Industries, Inc.
           (Exact name of registrant as specified in its charter)



Delaware                     File No. 1-8009                36-3060977
(State of incorporation)     (Commission File Number)      (IRS Employer
                                                         Identification No.)




6718 West Plank Road, Peoria, Illinois                    61604
(Address of principal executive offices)                  (zip code)

Registrant's telephone number, including area code:    (309) 697-4400

Item 5.   OTHER EVENTS

On June 4, 2002, ROHN Industries, Inc. (the "Company") issued a press release which is attached hereto as Exhibit 99.2. On June 7, 2002, the Company issued a press release which is attached hereto as Exhibit 99.3.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS

          (c)  Exhibits


               Exhibit 99.1 Cautionary statement regarding risks and uncertainties relating to our forward looking statements (incorporated herein by reference to Exhibit 99.1 to ROHN's Annual Report on Form 10-K for the fiscal year ended December 31, 2001)

               Exhibit 99.2 Press Release, dated June 4, 2002, issued by ROHN Industries, Inc.

               Exhibit 99.3 Press Release, dated June 7, 2002, issued by ROHN Industries, Inc.

               Exhibit 99.4 Fifth Amendment to Credit Agreement and Amendment to Forbearance Agreement, dated as of May 31, 2002, by and among ROHN Industries, Inc., certain of its subsidiaries, LaSalle Bank, N.A., as administrative agent, National City Bank, as syndication agent, and the lenders listed therein

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     ROHN INDUSTRIES, INC.



Dated:  June 7, 2002               By: /s/ Brian B. Pemberton
                                      ------------------------------------
                                      Brian B. Pemberton
                                      President and Chief Executive Officer